Luxfer Announces Preliminary Third Quarter Results

MILWAUKEE, Wisconsin, October 11, 2023 – (BUSINESS WIRE) – Luxfer Holdings PLC (NYSE: LXFR) (“Luxfer” or the “Company”), a global industrial company innovating niche applications in materials engineering, today announced preliminary results for its third quarter ended October 1, 2023.

“When reporting our second quarter 2023 results and providing updated full year 2023 guidance in late July, we noted specific areas where our businesses were facing challenges with either waning demand or supply chain issues,” said Luxfer Chief Executive Officer, Andy Butcher. “These challenges persisted during the third quarter and our third quarter results fell well below our expectations. As a result, our full year 2023 results are now tracking meaningfully lower than the previously provided adjusted earnings per share guidance.

“On the demand side, we saw lower customer order rates driven primarily by increasing macroeconomic headwinds and uncertainty. In our supply chain, previously described challenges caused by the disruption in our domestic magnesium supply continued, and overall competitive cost pressures persisted. These issues have been particularly acute in our Graphic Arts business, where the ability to pass through higher costs to our customers has proved to be constrained. We are executing a turnaround plan in Graphic Arts to reduce costs, including a headcount reduction program. We are also pursuing further actions to improve margins and maintain strong cash flow across the business. We have a solid balance sheet with ample liquidity. Despite near-term challenges, we remain optimistic regarding our long-term value creation prospects.”

The Company currently expects Q3 net sales of $97 million and adjusted earnings per share of approximately $0.04. Management will provide additional details on third quarter results and the fourth quarter outlook on the Company’s third quarter earnings call scheduled for Thursday, October 26, 2023.

Butcher concluded, “While the combination of macroeconomic headwinds, customer inventory management, and competitive pressures from low-cost sources has impacted our ability to achieve previously anticipated results in 2023, we continue to take proactive action. We are focused on delivering on our customers’ needs while controlling what we can to mitigate these factors, achieve improved financial results, and keep our operations ready for demand recovery. We have accelerated and expanded our annual strategic review process to quicken our path towards outcome trajectories that meet the high standards we expect of ourselves and that our stakeholders deserve.”

The Company’s preliminary results for its third quarter ended October 1, 2023 are an estimate, based on information available to management as of the date of this release, and are subject to further changes upon completion of the Company’s standard quarter-end closing procedures.

Non-GAAP Financial Measures
Luxfer Holdings PLC prepares its financial statements using U.S. Generally Accepted Accounting Principles (GAAP). When a company discloses material information containing non-GAAP financial measures, SEC regulations require that the disclosure include a presentation of the most directly comparable GAAP measure and a reconciliation of the GAAP and non-GAAP financial measures. Management’s inclusion of non-GAAP financial measures in this release is intended to supplement, not replace, the presentation of the financial results in accordance with GAAP. Luxfer management believes that these non-GAAP financial measures, when considered together with the GAAP financial measures, provide information that is useful to investors in understanding period-over-period operating results separate and apart from items that may, or could, have a disproportionately positive or negative impact on results in any period. Management also believes that these non-GAAP financial measures enhance the ability of investors to analyze the Company’s business trends and understand the Company’s performance. In addition, management may utilize non-GAAP financial measures as a guide in the Company’s forecasting, budgeting, and long-term planning process. Non-GAAP financial measures should be considered in addition to, and not as a substitute for, or superior to, financial measures presented in accordance with GAAP.

With respect to the Company’s 2023 adjusted earnings per share guidance, the Company is not able to provide a reconciliation of the non-GAAP financial measure to GAAP because it does not provide specific guidance for the various extraordinary, nonrecurring, or unusual charges and other certain items. These items have not yet occurred, are out of the Company’s control, and/or cannot be reasonably predicted. As a result, reconciliation of the non-GAAP guidance measure to GAAP is not available without unreasonable effort, and the Company is unable to address the probable significance of the unavailable information.

Forward-Looking Statements
This release contains certain forward-looking statements that involve risks and uncertainties that could cause actual results to differ materially from those projected in the forward-looking statements. Examples of such forward-looking statements include but are not limited to: (i) statements regarding the Company’s results of operations and financial condition; (ii) statements of plans, objectives or goals of the Company or its management, including those related to financing, products, services, and strategic planning; (iii) statements of future economic performance; and (iv) statements of assumptions underlying such statements. Words such as “believes,” “anticipates,” “expects,” “intends,” “forecasts,” “goals,” “outlook,” and “plans,” and similar expressions are intended to identify forward-looking statements but are not the exclusive means of identifying such statements. By their very nature, forward-looking statements involve inherent risks and uncertainties, both general and specific, and risks exist that the predictions, forecasts, projections, and other forward-looking statements will not be achieved. The Company cautions that several important factors could cause actual results to differ materially from the plans, objectives, expectations, estimates, and intentions expressed in such forward-looking statements. These factors include but are not limited to: (a) lower than expected future sales, including as a result of decreasing demand and customer inventory management; (b) increasing competitive industry pressures; (c) general economic conditions or conditions affecting demand for the products and services it offers, both domestically and internationally, including as a result of post-Brexit regulation, being less favorable than expected; (d) worldwide economic and business conditions and conditions in the industries in which the Company operates, including impacts on its supply chain; (e) fluctuations in the cost of raw materials, utilities, and other inputs; (f) currency fluctuations and hedging risks; (g) the Company’s ability to protect its intellectual property; (h) the significant amount of indebtedness the Company has incurred and may incur and the obligations to service such indebtedness and to comply with the covenants contained therein; and (i) continuing risks related to the impact of the global COVID-19 pandemic, such as the scope and duration of the outbreak, government actions, and restrictive measures implemented in response thereto, supply chain disruptions and other impacts to the business, and the Company’s ability to execute business continuity plans, as a result of the COVID-19 pandemic or otherwise. The Company cautions that the foregoing list of important factors is not exhaustive. These factors are more fully discussed in the sections entitled “Forward-Looking Statements” and “Risk Factors” in its Annual Report on Form 10-K for the year ended December 31, 2022, which was filed with the U.S. Securities and Exchange Commission on March 1, 2023. When relying on forward-looking statements to make decisions with respect to the Company, investors and others should carefully consider the foregoing factors and other uncertainties and events. Forward-looking statements speak only as of the date on which they are made, and the Company does not undertake any obligation to update or revise any such statement, whether because of new information, future events, or otherwise.

About Luxfer Holdings PLC
Luxfer is a global industrial company innovating niche applications in materials engineering. Using its broad array of proprietary technologies, Luxfer focuses on value creation, customer satisfaction, and demanding applications where technical know-how and manufacturing expertise combine to deliver a superior product. Luxfer’s high-performance materials, components, and high-pressure gas containment devices are used in defense and emergency response, clean energy, healthcare, transportation, and general industrial applications. For more information, please visit www.luxfer.com.

Luxfer is listed on the New York Stock Exchange and its ordinary shares trade under the symbol LXFR.

Contact Information
Steve Webster
Chief Financial Officer
Investor.Relations@luxfer.com